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                                                                    EXHIBIT 10.1

                        SMITH-GARDNER & ASSOCIATES, INC.

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                               STOCK OPTION PLAN

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          1. PURPOSE. The purpose of this Plan is to advance the interests of
SMITH-GARDNER & ASSOCIATES, INC., a Florida corporation (the "Company") by providing an additional incentive to attract and retain qualified and competent persons who are key employees of the Company, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

          2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                   (a) "Board" shall mean the Board of Directors of the Company.

                   (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

                   (c) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                   (d) "Director" shall mean a member of the Board.

                   (e) "Fair Market Value" of the Common Stock on any date of reference shall be the Closing Price on the business day immediately preceding such date of the Common Stock, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system; (iii) if applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least 5 of the 10 preceding days; or (iv) if neither clauses (i), (ii) or (iii) is applicable, the fair value of the Common Stock as determined by the Committee.



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                   (f) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                   (g) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                   (h) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                   (i) "Option" (when capitalized) shall mean any option granted under this Plan.

                   (j) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                   (k) "Plan" shall mean this Stock Option Plan for the Company.

                   (l) "Share(s)" shall mean a share or shares of the Common Stock.

          3. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Five Hundred Thousand (500,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

          4. INCENTIVE AND NON-QUALIFIED OPTIONS.

                   (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

                   (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Internal Revenue Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any parent or subsidiary corporations), exceeds $100,000.

          5. CONDITIONS FOR GRANT OF OPTIONS.

                   (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with



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this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company and all Directors, whether or not employees; PROVIDED, HOWEVER, that no Incentive Stock Option shall be granted to a Director who is not also an employee of the Company.

                   (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable; (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both; or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                   (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension; life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

                   (d) Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

          6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; PROVIDED, HOWEVER, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

          7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option; (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made; and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check or by money order; PROVIDED, HOWEVER, that the



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Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an Optionee's promissory note, such note shall (i) provide for full recourse to the maker; (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option: (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender; and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

          8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

                   (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant of the Option.

                   (b) In the event of a change in control of the Company (as hereafter defined) all Options then outstanding shall vest and be exercisable in full immediately. As used herein, the term "change in control of the Company" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13 (d) and 14 (b) (2) of the Securities Exchange Act of 1934) becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities, except for an initial public offering by the Company, (ii) during any period of twelve (12) months, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least a majority of the directors then still in office, who were directors at the beginning of the period or (iii) a person (as defined in clause (i) above) acquires (or, during the 12-month period ending on the date of the most recent acquisition by such person or group of persons, has acquired) gross assets of the Company that have an aggregate fair market value greater than or equal to fifty percent (50%) of the fair market value of all of the gross assets of the Company immediately prior to such acquisition or

                   (c) Committee may in its sole discretion accelerate the date on which an Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.



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          9. TERMINATION OF OPTION PERIOD.

                   (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated (or, in the case of a nonemployee Director, the date on which the Optionee ceases to be a Director) or, in the case of a Non-Qualified Stock Option, and unless the Committee shall otherwise determine at the time of grant, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause (which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment or directorship by reason of the Optionee's willful misconduct or gross negligence), (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee or (C) death;

                           (ii) immediately upon the termination of the
Optionee's employment (or, in the case of a nonemployee Director, the removal of the Optionee as a Director) for Cause;

                           (iii) one year after the date on which the
Optionee's employment is terminated (or, in the case of a nonemployee Director, the date the Optionee is removed as a Director) by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code) as determined by a medical doctor satisfactory to the Committee; or

                           (iv) (A) one year after the date of termination of
the Optionee's employment (or, in the case of a nonemployee Director, the date the Optionee ceases to be a Director) by reason of death of the employee, or
(B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

          10. ADJUSTMENT OF SHARES.

                   (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued any outstanding Shares shall remain subject to purchase at the same aggregate exercise price.



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                   (b) Subject to the specific terms of any Option, the
Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b) hereof so as to preserve but not increase the benefits under the Plan.

                   (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                   (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any of all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

          11. TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

          12. ISSUANCE OF SHARES.

                   (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                   (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements, undertakings and legends on the certificates as the Committee may deem necessary or advisable to facilitate compliance with the Plan, the Option Agreement and with any applicable law or regulation, including, but not limited to, the following:
(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that the Optionee is acquiring the Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; (ii) a representation, warranty and/or agreement



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to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares; and
(iii) such other representations, warranties, agreements and legends as the Committee may deem necessary or advisable to comply with this Plan and any agreements by the Optionees.

          13. ADMINISTRATION OF THE PLAN.

                   (a) The Plan shall be administered by the Board, or, if designated a Committee of not less than two Directors. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                   (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                   (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee present at a meeting at which a quorum of the Committee is present, or (ii) without a meeting by the unanimous written approval of the members of the Committee.

          14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

          15. INTERPRETATION.

                   (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                   (b) This Plan shall be governed by the laws of the State of Florida.



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                   (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                   (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

          16. AMENDMENT AND DISCONTINUATION OF THE PLAN. Either the Board or the Committee may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, except to the extent provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

          17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the effective date.



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